Exhibit 99.1

Axon Announces Proposed Offering of $1.0 Billion of 0% Convertible Senior Notes

SCOTTSDALE, Ariz., September 15, 2026 – Axon Enterprise, Inc. (Nasdaq: AXON) (“Axon”) announced today that it intends to offer, subject to market and other conditions, $1.0 billion aggregate principal amount of 0% convertible senior notes due 2031 (the “Notes”) in a public offering registered under the Securities Act of 1933, as amended (the “Act”). Axon also expects to grant the underwriters of the Notes an option to purchase for settlement within an 11-day period beginning on, and including, the first date on which the Notes are issued, up to an additional $150.0 million aggregate principal amount of Notes, solely to cover over-allotments, if any.

Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Citigroup Global Markets Inc. are acting as joint lead book-running managers for the offering.

Use of Proceeds

Axon intends to use a portion of the net proceeds of the offering of the Notes to pay the cost of the capped call transactions described below. Axon expects to use the remaining net proceeds for general corporate purposes, which may include, among other things, providing capital to support Axon’s growth and to acquire or invest in product lines, products, services or technologies, including through acquisitions of, or investments in, other businesses.

Additional Details of the Notes

The Notes will mature on September 15, 2031, unless earlier converted, redeemed or repurchased. The Notes will be senior, unsecured obligations of Axon and will not bear regular interest, and the principal amount of the Notes will not accrete.

Noteholders will have the right to convert their Notes in certain circumstances and during specified periods. Upon conversion, Axon will pay or deliver, as the case may be, cash, shares of Axon’s common stock or a combination of cash and shares of Axon’s common stock, at Axon’s election. The initial conversion rate and other terms of the Notes are to be determined upon pricing of the offering.

If Axon undergoes certain corporate events that constitute a “fundamental change,” then, subject to certain conditions and limited exceptions, holders may require Axon to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest, if any, to, but excluding, the fundamental change repurchase date.

In addition, subject to certain conditions, noteholders may require Axon to repurchase their Notes on March 20, 2031 at a repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest, if any (a “holder repurchase option”). Axon may elect to satisfy all or a portion of its obligation with respect to the principal amount of the repurchase price for the holder repurchase option by issuing or delivering shares of Axon’s common stock in certain circumstances, up to a specified maximum number of shares, with the remainder (if any) of the repurchase price payable in cash, subject to and in accordance with the terms and conditions set forth in the indenture governing the Notes.

Except in the case of a cleanup redemption (as defined below), on or after September 20, 2029, and before the 31st scheduled trading day immediately before the maturity date, Axon may redeem for cash all or any portion of the Notes (subject to certain limitations), at Axon’s option, if the last reported sale price of Axon’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Axon provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any, to, but excluding, the redemption date. Axon may also redeem for cash all, but not less than all, of the Notes at any time if the principal amount of Notes outstanding at such time is less than 10% of the aggregate principal amount of the Notes initially issued under the indenture (including any additional Notes issued pursuant to the underwriters’ over-allotment option) (a “cleanup redemption”).

Capped Call Transactions

In connection with the pricing of the Notes, Axon expects to enter into privately negotiated capped call transactions with one or more of the underwriters and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Axon’s common stock initially underlying the Notes. If the underwriters exercise their over-allotment option, then Axon expects to enter into additional capped call transactions with the option counterparties. The capped call transactions are expected generally to reduce the potential dilution to Axon’s common stock upon any conversion of the Notes and/or offset any potential cash payments Axon is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions and the premium payable will be determined at the time of pricing of the offering.

Axon has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into cash-settled over-the-counter derivative transactions with respect to Axon’s common stock concurrently with, or shortly after, the pricing of the Notes and may unwind these cash-settled over-the-counter derivative transactions and purchase shares of Axon’s common stock in open market transactions following the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Axon’s common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Axon’s common stock and/or purchasing or selling shares of Axon’s common stock or other securities issued by Axon in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and (x) are likely to do so during any observation period related to a conversion of the Notes, following any redemption of Notes by Axon or following any repurchase of Notes by Axon in connection with any fundamental change or holder repurchase option and (y) are likely to do so following any other repurchase of Notes by Axon, if Axon elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of Axon’s common stock or the Notes, which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes or repurchase observation period related to an exercise of the holder repurchase option, it could affect the number of shares of Axon’s common stock and value of the consideration that a noteholder will receive upon conversion or optional repurchase of the Notes.

In addition, if any such capped call transaction fails to become effective, whether or not the offering of the Notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to Axon’s common stock, which could adversely affect the value of Axon’s common stock and, if the Notes have been issued, the value of the Notes.

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About Axon

Axon (Nasdaq: AXON) is the global leader in public safety technology, relentlessly innovating to protect more lives in more places. Founder-led since 1993, Axon began with a mission to reimagine conflict in law enforcement and has grown into a global company serving everyone who takes on the responsibility of public safety, enterprise security, and national security — from first responders and governments to companies, frontline workers, and communities. Our trusted network connects TASER energy devices, cameras and sensors including body-worn, fixed and in-car cameras, drones and robotics, digital evidence and records management, real-time operations, immersive training, productivity tools, and AI-driven capabilities and insights. Designed to work seamlessly together, these solutions create a connected picture of safety that helps protect people and places with greater speed, clarity, and accountability.

Non-Axon trademarks are property of their respective owners.

Axon, Axon 911, Axon Assistant, AI Era Plan, Axon Body, Axon Body Mini, Axon Ecosystem, Axon Evidence, Axon Fusus, Axon Auto-Transcribe, Dedrone, TASER, TASER 10, the Filled Bolt within Circle Logo and the Delta Logo are trademarks of Axon Enterprise, Inc., some of which are registered in the United States and other countries. All rights reserved.

Notice to Investors; Forward-Looking Statements

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement relating to the offering and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Axon Enterprise, Inc., 17800 North 85th Street, Scottsdale, AZ 85255; Attention: Legal (telephone: (480) 905-2000). Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Goldman Sachs & Co. LLC, c/o Prospectus Department, 200 West Street, New York, NY 10282 by email at prospectus-ny@ny.email.gs.com, Morgan Stanley & Co. LLC, c/o Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, by email at prospectus@morganstanley.com and J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com.

This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other security, and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other security in any jurisdiction in which such offer, solicitation, or sale is unlawful. Information contained on, or that can be accessed through, Axon’s website does not constitute part of the offering.

Forward-looking statements in this press release include, but are not limited to, statements regarding the completion, timing and size of the proposed offering, the intended use of proceeds, the anticipated terms of the Notes being offered and the anticipated terms of, and the effects of entering into, the capped call transactions described above, as well as statements about Axon’s future plans and goals, proposed products and services and related development efforts and activities; expectations about the market for Axon’s current and future products and services, including statements related to Axon’s user base and customer profiles. Axon may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the Notes or its ability to effectively apply the net proceeds as described above. Words such as “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “expect,” “anticipate,” “future,” “intend,” “plan,” “believe,” “estimate,” and similar expressions, as well as statements in future tense, identify forward-looking statements. However, not all forward-looking statements contain these words.

Axon cannot guarantee that any forward-looking statement will be realized, although it believes it has been prudent in Axon’s plans and assumptions. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. The following important factors could cause actual results to differ materially from those in the forward-looking statements: Axon’s exposure to cancellations of government contracts due to non-appropriation clauses, exercise of a cancellation clause or non-exercise of contractually optional periods; the ability of law enforcement agencies to obtain funding, including based on tax revenues; Axon’s ability to design, introduce and sell new products, services or features; Axon’s ability to defend against litigation and protect Axon’s intellectual property, and the resulting costs of this activity; Axon’s ability to win bids through the open bidding process for governmental agencies; Axon’s ability to manage its supply chain and avoid production delays, shortages and impacts to expected gross margins; the impacts of inflation, macroeconomic conditions and global events; the impact of catastrophic events or public health emergencies; the impact of stock-based compensation expense, impairment expense and income tax expense on Axon’s financial results; customer purchase behavior, including adoption of Axon’s software as a service delivery model; negative media publicity or sentiment regarding Axon’s products; the impact of various factors on gross margins; defects in, or misuse of, Axon’s products; changes in the costs of product components and labor; loss of customer data, a breach of security or an extended outage, including by Axon’s third-party cloud-based storage providers; exposure to international operational risks; delayed cash collections and possible credit losses due to Axon’s subscription model; changes in government regulations in the United States and in foreign markets, especially related to the classification of Axon’s products by the United States Bureau of Alcohol, Tobacco, Firearms and Explosives; Axon’s ability to integrate acquired businesses; the impact of declines in the fair values or impairment of Axon’s investments, including Axon’s strategic investments; Axon’s ability to attract and retain key personnel; litigation or inquiries and related time and costs; Axon’s ability to remediate the material weakness in Axon’s internal controls; and counter-party risks relating to cash balances held in excess of federally insured limits. Many events beyond Axon’s control may determine whether results it anticipates will be achieved. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements. The Annual Report on Form 10-K that Axon filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2025, lists various important factors that could cause actual results to differ materially from expected and historical results. These factors are intended as cautionary statements for investors within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Readers can find them under the heading “Risk Factors” in Axon’s Annual Report on Form 10-K for the year ended December 31, 2025, and investors should refer to them. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Except as required by law, Axon undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures Axon makes on related subjects in Axon’s Form 8-K, 10-Q and 10-K reports to the SEC.

Media Contact:

Kate MacKinnon

Vice President, Communications

Press@Axon.com

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